UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2012

DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY		11042
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01. Completion of Acquisition or Disposition of Assets Item 8.01. Other Information Item 9.01. Financial Statements and Exhibits EXHIBIT INDEX

EX-2.1: STOCK PURCHASE AGREEMENT (incorporated by reference to DealerTrack’s current report on Form 8-K filed on July 19, 2012) EX-99.1: PRESS RELEASE

Item 2.01            Completion of Acquisition or Disposition of Assets.

On August 1, 2012, DealerTrack Holdings, Inc. (“DealerTrack”) completed the acquisition (the “Acquisition”) of all issued and outstanding shares of capital stock of 1st Auto Transport Directory, Inc. , a Delaware corporation (the “Company”), pursuant to the Stock Purchase Agreement dated July 15, 2012 (the “Purchase Agreement”), by and between DealerTrack, Inc. (“Buyer”), the Wayne and Naomi Harris Trust of 2001, dated December 11, 2001 (“Seller”), the Company, and, solely with respect to Section 7.8 and Section 11.4 of the Purchase Agreement, Wayne Harris and Naomi Harris. Pursuant to the Purchase Agreement, Buyer purchased all issued and outstanding shares of capital stock of the Company from Seller. The Company is a web-based network delivering a comprehensive suite of vehicle transportation related solutions for auto dealers, brokers, shippers, and carriers within the United States and Canadian automotive retail markets.

The initial consideration for the Acquisition is $74,000,000 in cash, minus certain seller transaction expenses, change in control payments and outstanding indebtedness of the Company, and subject to a working capital adjustment. The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is included as Exhibit 2.1 to DealerTrack’s current report on Form 8-K filed on July 19, 2012 and is incorporated herein by reference.

Item 8.01             Other Information.

On August 1, 2012, DealerTrack issued a press release relating to the completion of the Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1 99.1	STOCK PURCHASE AGREEMENT (incorporated by reference to DealerTrack’s current report on Form 8-K filed on July 19, 2012) PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2012

DealerTrack Holdings, Inc.

By:	/s/ Eric D. Jacobs
Eric D. Jacobs Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1 99.1	STOCK PURCHASE AGREEMENt (incorporated by reference to DealerTrack’s current report on Form 8-K filed on July 19, 2012) PRESS RELEASE